UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2026

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont,	California	94538
(Address of principal executive offices)		(Zip Code)

(408) 610-3915

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	VELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 below regarding the Services Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) and (e)

Departure of James Suva as Chief Financial Officer

On September 28, 2026, James Suva, the Chief Financial Officer and principal financial and accounting officer of Velo3D, Inc., a Delaware corporation (the “Company”) separated from employment with the Company, effective that day.

Mr. Suva’s separation was not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Appointment of Terence P. Wynn as Interim Chief Financial Officer

The board of directors of the Company (the “Board”) appointed Terence P. Wynn as Interim Chief Financial Officer and principal financial and accounting officer of the Company, effective September 28, 2026. Mr. Wynn replaces Mr. Suva, who separated from employment with the Company as described above.

In connection with Mr. Wynn’s appointment as Interim Chief Financial Officer, the Company entered into an Officer Services Agreement (the “Services Agreement”) dated September 28, 2026 with KongBasileConsulting LLC (“KBC”), pursuant to which KBC will furnish Mr. Wynn’s services to the Company as Interim Chief Financial Officer, principal financial officer and principal accounting officer. Mr. Wynn will serve as a consultant, and not an employee, of the Company. Mr. Wynn will not receive any compensation directly from the Company. Mr. Wynn remains an employee of KBC, and KBC remains solely responsible for his wages, withholding, workers’ compensation and employee benefits.

Pursuant to the Services Agreement, the Company will pay KBC a monthly fee of $32,500 for Mr. Wynn’s services (subject to adjustment in certain circumstances), prorated for any partial month, plus reimbursement of pre-approved out-of-pocket expenses. KBC will make Mr. Wynn available to the Company as reasonably required to perform the duties of the offices and will not assign him to any other client or matter without the Company’s prior written consent. In performing the Officer Services (as defined in the Services Agreement), Mr. Wynn acts solely under the direction of the Board and the Chief Executive Officer of the Company, and not under the direction or control of KBC, and has full authority to act on the Company’s behalf as authorized by the Board and in accordance with the Company’s governing documents.

The Services Agreement continues until terminated. The Company may terminate the Services Agreement at any time on written notice to KBC. KBC may terminate the Services Agreement on not less than sixty (60) days’ prior written notice to the Company. KBC may also terminate the Services Agreement on written notice if the Company materially breaches the Services Agreement and does not cure within ten (10) business days. The Board may remove Mr. Wynn from office at any time, with or without cause, and the Services Agreement terminates automatically on the date Mr. Wynn ceases for any reason to serve as an officer of the Company. Under the Services Agreement, KBC has no liability to the Company for any act or omission of Mr. Wynn in performing his duties as an officer subject to specified exceptions including, without limitation, KBC's own negligence and its services under the Engagement Agreement (as defined below). The Company will indemnify KBC against specified third-party claims arising from Mr. Wynn's authorized performance of the Officer Services, subject to certain exclusions and limitations on liability set out in the Services Agreement. The Company will enter into its standard form of indemnification agreement with Mr. Wynn and will cover him under its directors’ and officers’ liability insurance policies on the same basis as its other executive officers.

In addition to the Services Agreement, KBC provides the Company with accounting, financial reporting and related consulting services under a separate engagement agreement between the parties dated January 25, 2021 (the “Engagement Agreement”). The Services Agreement governs only the services of Mr. Wynn in his capacity as an officer of the Company and is separate from the Engagement Agreement.

Mr. Wynn, age 70, has served as an independent CFO consultant through KBC since 2020, providing interim CFO support to early-stage and emerging companies. From 2018 to 2020, Mr. Wynn served as Chief Financial Officer of Business Wire, Inc., a Berkshire Hathaway company. From 2015 to 2018, he served as Consulting CFO and Vice President of Business Development at Silicon Valley Finance Group. From 2008 to 2015, Mr. Wynn served as Vice President of Finance at Sony Computer Entertainment America LLC. Earlier in his career, Mr. Wynn served as Chief Financial Officer of CaseCentral, Inc. and Vitel International, Inc. and worked in public accounting, including at KPMG. Mr. Wynn holds a Bachelor of Science in Business Administration with a concentration in Accounting from California State University, Chico, and is an inactive Certified Public Accountant in California.

There are no arrangements or understandings between Mr. Wynn and any other person pursuant to which he was appointed as Interim Chief Financial Officer. Mr. Wynn does not have a direct or indirect material interest in any “related party” transaction required to be separately disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Wynn does not have any family relationships with any of the Company’s directors or executive officers.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by the full text of the Services Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1† Officer Services Agreement, dated September 28, 2026, by and between Velo3D, Inc. and KongBasileConsulting LLC

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	October 2, 2026	By:	/s/ Arun Jeldi
		Name:	Arun Jeldi
		Title:	Chief Executive Officer